SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS ESG Liquidity Fund
In July 2023, changes to the federal regulations that govern money market funds were adopted. The changes will be effective at various times in 2023 and 2024. Among the changes are: (i) an increase in the minimum investment percentages in securities offering daily and weekly liquidity, (ii) the addition of a mandatory liquidity fee to be imposed when daily redemptions exceed 5% of fund assets, (iii) the ability to continue to apply discretionary liquidity fees and the removal of any ties between liquidity fees and minimum liquidity requirements, and (iv) the removal of the ability to temporarily suspend (gate) redemptions. The changes related to the removal of any ties between liquidity fees and minimum liquidity requirements and the removal of the ability to temporarily suspend (gate) redemptions are effective October 2, 2023.
Therefore, any references to liquidity fees tied to minimum liquidity requirements and/or to the temporary gating of redemptions are hereby removed. The fund may continue to impose a discretionary liquidity fee (not to exceed 2% of the value of the shares redeemed) if the Board of Trustees of the fund determines that a liquidity fee is in the best interests of the fund.
Please Retain This Supplement for Future Reference
October 5, 2023
PROSTKR23-95